Investment in Affiliates	9 Months Ended
Sep. 30, 2011
Investment in Affiliates
Investment in Affiliates

4. Investment in Affiliates

        In January 2010, the Group formed a limited partnership, E-House Shengyuan Equity Investment Center ("Shengyuan Center") in Shanghai, for the purpose of making equity investments in areas deemed suitable by the general partner. The Group's 51% owned subsidiary, Shanghai Yidezeng Equity Investment Center, acts as Shengyuan Center's general partner. The general partner will receive annual management fees and carried interest on a success basis. The Group had an investment commitment of RMB65 million (equivalent to $9.6 million) to the Shengyuan Center, half of which, or $4.8 million, was paid in February 2010. The remaining balance has been paid subsequently in December 2011. Mr. Xin Zhou, the Group's executive chairman, had an investment commitment of RMB40 million (equivalent to $5.9 million) to the Shengyuan Center, half of which was paid in February 2010. The remaining balance has been paid subsequently in December 2011. The Shengyuan Center is not consolidated by the Group as the Group does not control the Shengyuan Centre given the limited partners have substantive kick-out rights that allow them to remove the general partner without cause with a vote of 50% of the limited partners, excluding related parties of the general partner. The Group's investments in Shengyuan Center are accounted for using the equity method as its role as a general partner provides it with significant influence over their activities.

        In August 2010, the Group entered into a cooperation agreement with China Real Estate Research Association ("CRERA") and China Real Estate Association ("CREA") to form a joint venture, Beijing China Real Estate Research Association Technology Ltd ("CRERAT"), which has the exclusive rights to host exhibition and activities sponsored by CRERA or CREA. The new entity also provides other real estate related research reports and consulting services. The Group paid $4,669,376 for a 51% equity interests in the joint venture. CRERA and CREA, collectively own the remaining 49%. The Group does not control the board of CRERAT, who has the power to direct the entity's significant operating activities. Therefore, the transaction was accounted for using the equity method. Under the cooperation agreement, the Group has guaranteed profits of up to $18,119,520 to CRERA and CREA over the eight year term of the joint venture. The Group's maximum exposure to loss as a result of its involvement with the joint venture amounted to $22,788,896 which includes the initial investment in the joint venture and the potential future contingency related to the profit guarantee. The Group believes that the likelihood that it will be required to provide payments under the profit guarantee is remote.

        On January 7, April 5, and August 26, 2011, the Group paid RMB25 million, RMB40 million and RMB35 million, respectively (total equivalent to $15.7 million) for a 3.7642% equity interest in Star Capital Real Estate Development Fund Management ("Star Capital") as a limited partner. Mr. Xin Zhou, the Group's executive chairman serves as a director of Star Capital. The Group's interest in Star Capital is more than minor and thus is subject to the equity method.